Exhibit 99.1

AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of this 1st day of August, 2012, by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation, WMC-SA, INC., a California corporation, WMC-A, INC., a California corporation, CHAPMAN MEDICAL CENTER, INC., a California corporation, COASTAL COMMUNITIES HOSPITAL, INC., a California corporation (each individually as a “Borrower”, and collectively as “Borrowers”), and MIDCAP FUNDING IV, LLC, a Delaware limited liability company, as assigned to it from MidCap Financial, LLC (as Agent for Lenders, “Agent”, and individually as a Lender), SILICON VALLEY BANK, a California corporation, and the other financial institutions or other entities parties hereto, each as a Lender. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement (defined below).

RECITALS

A.   Pursuant to that certain Credit and Security Agreement dated as of August 30, 2010 by and among Borrowers, other borrowers party thereto, Agent and Lenders, as amended by that certain Amendment No. 1 to Credit and Security Agreement dated as of October 29, 2010 (the “First Amendment”) and that certain Amendment No. 2 to Credit and Security Agreement dated as of June 8, 2012 and as otherwise modified through the date hereof (as so amended and modified, the “Credit Agreement”), Agent and Lenders agreed to make available to Borrowers a revolving credit facility in the initial principal amount of up to $40,000,000.

B.   Pursuant to the First Amendment, and in accordance with Section 2.1(b)(vi) of the Credit Agreement in effect prior to the First Amendment, Borrowers, Agent and Lenders amended the Credit Agreement to increase the Revolving Loan Commitment from $40,000,000 to $45,000,000. In accordance with Section 2.1(b)(iii)(B) of the Credit Agreement, as amended, Borrowers elected to permanently reduce the Revolving Loan Commitment (1) on January 1, 2011, from $45,000,000 to $40,000,000, (2) on January 18, 2011, from $40,000,000 to $30,000,000, (3) on March 18, 2011, from $30,000,000 to $20,000,000, and (4) on June 8, 2012, from $20,000,000 to $14,000,000. Prior to the effectiveness of this Amendment, the Revolving Loan Commitment was $14,000,000.

C.   Borrowers have requested Agent and Lenders to amend the Credit Agreement to increase the Revolving Loan Commitment from $14,000,000 to $30,000,000. Agent and Lenders have agreed to such amendment, in accordance with and subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.   Amendments to Credit Agreement.

(a)   Section 2.1. Subsection 2.1(b)(iii)(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(B) At Borrowers’ election, with prior written notice to Agent, Borrowers may reduce the aggregate Revolving Loan Commitment Amounts in $1,000,000 increments and no Prepayment Fee shall be payable with respect to any such reductions, provided, that in no event shall the aggregate Revolving Loan Commitment Amounts be reduced to less than $10,000,000 in connection with any such reduction.”

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(b)  Section 2.11(i). The following language is added to the end of Section 2.11(i):

“Notwithstanding the foregoing, the provisions set forth in this Section 2.11(i) shall apply at any time (a) while the aggregate Revolving Loan Commitment Amounts are $20,000,000 or less, and (b) in the event the aggregate Revolving Loan Commitment Amounts are $30,000,000 or less during any period of time prior to March 31, 2013, provided no Event of Default has occurred or is then continuing during such time.”

(c) Annex A. Annex A to the Credit Agreement is hereby amended and restated in its entirety with the Annex A attached hereto and made a part hereof and of the Credit Agreement.

2.       Confirmation of Representations and Warranties. Each Borrower hereby confirms that all of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct in all material respects with respect to such Borrower as of the date hereof, except to the extent that such representation or warranty relates to a specific date, in which case such representation and warranty was true as of such earlier date.

3.       Reaffirmation of Security Interest in the Collateral. Each Borrower confirms and agrees that (a) all security interest and Liens granted to Agent continue in full force and effect, and (b) all Collateral remains free and clear of any Liens other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens upon the Collateral.

4.       Fees and Expenses. In consideration of Agent’s and Lenders’ agreement to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of all Lenders committed to increase their respective Revolving Loan Commitment Amounts, an origination fee with respect to the amount of such increase in the Revolving Loan Commitment Amount of each such Lender equal to the product of: (a) such Lender’s Pro Rata Share of the increase in the Revolving Loan Commitment Amounts from $14,000,000 to $30,000,000 multiplied by (b) one percent (1.0%). Furthermore, Borrowers shall be responsible for the payment of all reasonable fees and expenses of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents. If Agent uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable allocated charges for such work performed. Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 4 from the proceeds of one or more Revolving Loans made under the Credit Agreement.

5.       Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a) Borrowers shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Borrower, and an original of the Second Amended and Restated Revolving Loan Note payable to MidCap Funding IV, LLC, duly executed by an authorized officer of each Borrower;

(b) if there have been any changes to the certificates of secretary or assistant secretary of any Borrower most recently delivered to the Agent, the secretary or assistant secretary of each Borrower shall have delivered to Agent a duly executed secretary’s certificate and incumbency certificate identifying the current officers of such Borrower who are duly authorized by such Borrower’s board of directors to execute and deliver this Amendment and any related documents;

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(c) all representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the Effective Date, except to the extent that such representation or warranty relates to a specific date, in which case such representation and warranty was true as of such earlier date, and such parties delivery of their respective signatures hereto shall be deemed to be its certification thereof; and

(d) Agent shall have received from Borrowers all of the fees, costs and expenses owing pursuant to this Amendment as set forth in Section 4 above unless Agent elects to deduct such fees, costs and expenses from the Revolving Loan proceeds in accordance with Section 4 above.

6.       Release. Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees or any of them (whether directly or indirectly). Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lenders’ decision to enter into this Amendment and to agree to the modification made contemplated hereunder.

7.       No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8.       Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

(c) Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV, LLC, as Agent By: /s/ Brett Robinson Name: Brett Robinson Title: Managing Director

LENDERS:	MIDCAP FUNDING IV, LLC, as a Lender By: /s/ Brett Robinson Name: Brett Robinson Title: Managing Director

SILICON VALLEY BANK, as a Lender By: /s/ Mike Meier Name: Mike Meier Title: Relationship Manager

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BORROWERS:

INTEGRATED HEALTHCARE HOLDINGS, INC.,
a Nevada corporation

By: /s/ Kenneth Westbrook

Name: Kenneth Westbrook
Title: CEO

WMC-SA, INC., a California corporation

By: /s/ Kenneth Westbrook

Name: Kenneth Westbrook
Title: CEO

WMC-A, INC., a California corporation

By: /s/ Kenneth Westbrook

Name: Kenneth Westbrook
Title: CEO

CHAPMAN MEDICAL CENTER, INC., a California corporation

By: /s/ Kenneth Westbrook

Name: Kenneth Westbrook
Title: CEO

COASTAL COMMUNITIES HOSPITAL, INC., a California corporation

By: /s/ Kenneth Westbrook

Name: Kenneth Westbrook
Title: CEO

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Annex A to Credit Agreement (Commitment Annex)

Lender	Revolving Loan Commitment Amount	Revolving Loan Commitment Percentage

MidCap Funding IV, LLC	$15,000,000.00	50%
Silicon Valley Bank	$15,000,000.00	50%
TOTALS	$30,000,000.00	100%

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